                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 15, 2001

                                 WATERLINK, INC.
               (Exact Name of Registrant as Specified in Charter)

    Delaware                      1-13041                      34-1788678
(State or Other           (Commission File Number)           (I.R.S. Employer
Jurisdiction of                                             Identification No.)
 Incorporation)
                        ---------------------------------

                         1350 Euclid Avenue, Suite 1010
                              Cleveland, Ohio 44115
                    (Address of Principal Executive Offices)
                                   (Zip Code)
                        ---------------------------------

                                  216-861-9195
              (Registrant's Telephone Number, Including Area Code)

Item 5.      Other Events

             On May 15, 2001, Waterlink, Inc. issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

             Item 7(c).  Exhibits.

             99.1     Press release issued by Waterlink, Inc. on May 15, 2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WATERLINK, INC.


Dated:   May 18, 2001                       By:      /s/ Mark E. Brody
                                                     -----------------
                                                     Mark E. Brody
                                                     Chief Financial Officer

                               INDEX TO EXHIBITS
                               -----------------
                                    Form 8-K

EXHIBIT
NUMBER                  DESCRIPTION
-------                 -----------
99.1                    Press release issued by Waterlink, Inc. on May 15, 2001.